UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569
                                   ----------

                            FRANKLIN UNIVERSAL TRUST
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                            -----------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    ---------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                 AUGUST 31, 2008

                                  ANNUAL REPORT

                                     INCOME

                            FRANKLIN UNIVERSAL TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                                    (GRAPHIC)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

                          Not part of the annual report

                                    Contents

CEO'S MESSAGE ............................................................     1
ANNUAL REPORT
Franklin Universal Trust .................................................     4
Performance Summary ......................................................     8
Annual Shareholders' Meeting .............................................     9
Important Notice to Shareholders .........................................    10
Dividend Reinvestment and Cash Purchase Plan .............................    11
Financial Highlights and Statement of Investments ........................    14
Financial Statements .....................................................    21
Notes to Financial Statements ............................................    25
Report of Independent Registered Public Accounting Firm ..................    33
Tax Designation ..........................................................    34
Board Members and Officers ...............................................    35
Shareholder Information ..................................................    39

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed annual report for Franklin Universal Trust covers the 12 months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Universal Trust, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
----------------------------------------
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                        Not part of the annual report | 3

Annual Report

Franklin Universal Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN

Based on Total Investments*
8/31/08

Corporate Bonds                          64.4%
Utilities Common Stocks                  27.2%
Natural Resources Common Stocks           1.5%
Foreign Government & Agency Securities    0.0%**
Miscellaneous Common Stocks               0.0%**
Cash & Other Net Assets                   6.9%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**   Rounds to less than 0.1% of total investments.

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, the Fund's cumulative total returns were -0.12% based on net asset value and -1.35% based on market price, as shown in the Performance Summary on page 8. For comparison, the Credit Suisse (CS) High Yield Index had a -1.07% return, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, returned +0.22% for the year ended August 31, 2008.(1)

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended August 31, 2008, the U.S. economy continued to expand, albeit at a sluggish pace. Gross domestic product growth decelerated sharply and registered a -0.2% annualized growth rate in the fourth quarter of 2007 from a fairly robust growth rate of 4.8% in the preceding quarter. Ongoing weakness in the financial, labor and housing markets and waning investor and consumer confidence led to a pullback in consumer spending. These factors as well as upward inflationary pressures from a weakening U.S. dollar and increasing food, energy and commodity prices weighed on the overall economy.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                                4 | Annual Report

The retrenchment continued in the first quarter of 2008 as the economy grew at a 0.9% annualized rate. Economic growth, however, improved in the second quarter and expanded at a 2.8% annualized rate, reflecting strong exports, an increase in nonresidential structures and a slight uptick in consumer spending.

Volatile oil prices reached a historical high in July, topping $146 per barrel, before retreating to $124 by period-end. August's overall inflation rate was an annual 5.4%, largely due to higher food and energy costs. Core inflation, which excludes such costs, rose at a more moderate 2.5% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(2) The core personal consumption expenditures price index reported a 12-month increase of 2.6%.(3)

The Fed acted aggressively to restore liquidity and confidence to unsettled financial markets and cut interest rates seven times over the 12-month period, bringing the federal funds target rate to 2.00%. The Fed also implemented a series of unconventional measures aimed at easing strained credit conditions. However, since April 30, the Fed has held rates steady and indicated growing concerns about inflation as it must balance the risks of a slowing economy and mounting inflationary pressures.

Despite the Fed's actions, U.S. Treasuries rallied and financial stocks continued to sell off for most of the reporting period. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.36% at the end of August, down from 4.15% a year earlier. Over the same period, the 10-year U.S. Treasury note yield declined from 4.54% to 3.83%.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Bureau of Economic Analysis.


                                Annual Report | 5

TOP 10 HOLDINGS

Based on Total Investments*
8/31/08 vs. 8/31/07

ISSUER                                 8/31/08
------------------------------------   -------
Exelon Corp.                             3.2%
The Southern Co.                         2.4%
Entergy Corp.                            2.2%
FPL Group Inc.                           2.1%
FirstEnergy Corp.                        2.1%
Dominion Resources Inc.                  1.8%
Public Service Enterprise Group Inc.     1.5%
Constellation Energy Group               1.5%
CenterPoint Energy Inc.                  1.5%
Ford Motor Credit LLC                    1.3%

                                       8/31/07
                                       -------
Exelon Corp.                             3.0%
The Southern Co.                         2.5%
FPL Group Inc.                           2.4%
Edison International                     2.3%
Entergy Corp.                            2.1%
FirstEnergy Corp.                        1.9%
Constellation Energy Group               1.9%
Dominion Resources Inc.                  1.7%
Public Service Enterprise Group Inc.     1.7%
CenterPoint Energy Inc.                  1.5%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

MANAGER'S DISCUSSION

The Fund's primary asset classes, high yield corporate bonds and utility stocks, were impacted by the difficult financial environment that was prevalent for much of the Fund's fiscal year. High yield bonds had a -1.07% return as measured by the CS High Yield Index, while the S&P 500 Utilities Index returned +0.22%.(1) As the credit crunch that began in the summer of 2007 continued and worsened, the high yield bond market succumbed to the risk aversion that affected most financial markets. Spreads on high yield bonds widened significantly over Treasury securities during the fiscal year, ending the period 3.4 percentage points higher than they began the period.(1) As a result, debt financing costs increased for most companies, and several were unable to access the high yield market altogether. The inability to refinance debt led to a number of defaults during the period. At period-end, the 12-month default rate remained below the historical average; however, we believe defaults may increase over the coming year as the credit crunch continues to impact economic growth. Utility stocks benefited from their defensive characteristics in a difficult market and economic environment. Although utility sector stocks delivered a small positive return, they significantly outperformed the overall equity market during the Fund's fiscal year. In addition to their defensive appeal, many utility stocks also benefited from the decline in interest rates during the period.

HIGH YIELD CORPORATE BONDS

The Fund benefited from its overweighted positions in the pay television and wireless communications industries relative to the CS High Yield Index.(4) The pay TV sector rallied as a number of companies successfully accessed the high yield market despite the ongoing credit crunch. In addition, pay TV exhibited defensive characteristics that many investors sought during the turbulent market environment. Similarly, the wireless communications industry benefited from its more defensive nature as consumers seemed to increasingly consider cell phones a necessity. Merger and acquisition activity also buoyed the industry's valuations.

The Fund's high yield sector performance was hindered by an overweighted position in the broadcasting sector and an underweighted position in the metals and mining sector.(5) The broadcasting sector was hurt by a weak advertising environment, as well as the market's aversion to the sector's many highly leveraged companies. The Fund remained underweighted in the metals and mining sector because sector spreads were well below those of the overall index, and

(4.) The Fund's pay television holdings are in the media sector, and wireless communications holdings are in the telecommunication services sector in the SOI.

(5.) The Fund's broadcasting holdings are in the media sector, and metals and mining holdings are in the materials sector in the SOI.


                                6 | Annual Report
also because a potential global economic slowdown cast doubt on the sustainability of the favorable fundamental environment. During the reporting period, however, fundamentals held up well, and the sector was one of the index's strongest performers.

UTILITY STOCKS

The Fund's utility exposure remained fairly constant throughout the fiscal year, as we used periods of relative outperformance to pare back exposure and invest more in the relatively cheaper high yield sector. The utility sector benefited from a continuing favorable fundamental outlook. Utilities generally enjoyed strong balance sheets and increased capital expenditures to invest in core, regulated businesses. The Fund's utility investments tend to be in regulated, dividend-paying companies. Therefore, the Fund benefited from the utility sector's defensive appeal in a period of market turbulence.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
----------------------------------------
Christopher J. Molumphy, CFA
Senior Portfolio Manager

(PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles
----------------------------------------
Glenn I. Voyles, CFA
Portfolio Manager

Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FT                                 CHANGE   8/31/08   8/31/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.45    $6.96     $7.41
Market Price (NYSE)                        -$0.53    $6.15     $6.68
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.4560

PERFORMANCE

                                            1-YEAR   5-YEAR   10-YEAR
                                            ------   ------   -------
Cumulative Total Return(1)
Based on change in NAV(2)                    -0.12%  +65.66%   +70.33%
Based on change in market price(3)           -1.35%  +65.03%   +56.36%
Average Annual Total Return(1)
Based on change in NAV(2)                    -0.12%  +10.62%    +5.47%
Based on change in market price(3)           -1.35%  +10.54%    +4.57%
   Distribution Rate(4)              7.41%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

(4.) Distribution rate is based on an annualization of the Fund's 3.8 cent per share August dividend and the NYSE closing price of $6.15 on 8/31/08.


                                8 | Annual Report

Annual Shareholders' Meeting

MARCH 14, 2008

An annual shareholders' meeting of Franklin Universal Trust (Fund) was held on March 14, 2008. At the meeting, the holders of 14,619,403 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. Shareholders took the following actions at the meeting:

1. Regarding the election of the Board of Trustees of the Fund.

                              SHARES     % OF    SHARES    % OF
NOMINEES                       FOR      VOTED   WITHHELD  VOTED   ELECTED
-------------------------   ---------   -----   --------  -----   -------
Harris J. Ashton ........   9,629,256   65.87%   579,911   3.97%    Yes
Robert F. Carlson .......   9,630,874   65.88%   578,293   3.96%    Yes
Sam Ginn ................   9,633,948   65.90%   575,219   3.93%    Yes
Edith E. Holiday ........   9,636,322   65.91%   572,845   3.92%    Yes
Edward B. Jamieson ......   9,641,010   65.95%   568,157   3.89%    Yes
Charles B. Johnson ......   9,632,333   65.89%   576,834   3.95%    Yes
Rupert H. Johnson, Jr. ..   9,642,083   65.95%   567,084   3.88%    Yes
Franklin W. T. LaHaye ...   9,632,247   65.89%   576,920   3.95%    Yes
Frank A. Olson ..........   9,626,873   65.85%   582,294   3.98%    Yes
Larry D. Thompson .......   9,640,510   65.94%   568,657   3.89%    Yes
John B. Wilson ..........   9,641,000   65.95%   568,167   3.89%    Yes

Andrew Dakos ............   4,221,262   28.87%   188,974   1.29%     No
Phillip Goldstein .......   4,222,622   28.88%   187,614   1.28%     No
Gerald Hellerman ........   4,222,022   28.88%   188,214   1.29%     No
Rajeev Das ..............   4,218,860   28.86%   191,376   1.31%     No
Glenn Goodstein .........   4,220,814   28.87%   189,422   1.30%     No
Steve Samuels ...........   4,221,031   28.87%   189,205   1.29%     No

2. Regarding the Shareholder Proposal.

                            SHARES                   SHARES
SHARES FOR   % OF VOTED    AGAINST    % OF VOTED   ABSTAINING   % OF VOTED
----------   ----------    -------    ----------   ----------   ----------
5,369,003       36.73%    8,911,282      60.95%      339,110       2.32%


                                Annual Report | 9

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management. This authorization remains in effect.


                               10 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PNC Global Investment Services (Plan Agent), P.O. Box 6006, Carol Stream, IL 60197-6006, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Global Investment Services and sent to PNC Global Investment Services, Attn: Franklin Universal Trust, P.O. Box 6006, Carol Stream, IL 60197-6006.


                               Annual Report | 11

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including


                               12 | Annual Report
shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


                               Annual Report | 13

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                                                                         YEAR ENDED AUGUST 31,
                                                                         ----------------------------------------------------
                                                                           2008       2007       2006       2005       2004
                                                                         --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................   $   7.41   $   7.09   $   7.12   $   6.48   $   5.67
                                                                         --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(a) ..........................................       0.49       0.47       0.45       0.45       0.43
   Net realized and unrealized gains (losses) ........................      (0.49)      0.29      (0.05)      0.59       0.74
                                                                         --------   --------   --------   --------   --------
Total from investment operations .....................................         --       0.76       0.40       1.04       1.17
                                                                         --------   --------   --------   --------   --------
Less distributions from net investment income ........................      (0.46)     (0.46)     (0.44)     (0.40)     (0.36)
                                                                         --------   --------   --------   --------   --------
Repurchase of shares .................................................       0.01       0.02       0.01         --         --
                                                                         --------   --------   --------   --------   --------
Net asset value, end of year .........................................   $   6.96   $   7.41   $   7.09   $   7.12   $   6.48
                                                                         ========   ========   ========   ========   ========
Market value, end of year(b) .........................................   $   6.15   $   6.68   $   6.52   $   6.22   $   5.65
                                                                         ========   ========   ========   ========   ========

Total return (based on market value per share) .......................      (1.35)%     9.38%     12.48%     17.49%     15.79%

RATIOS TO AVERAGE NET ASSETS
Expenses(c) ..........................................................       2.50%      2.24%      2.27%      2.32%      2.47%
Net investment income ................................................       6.51%      6.15%      6.47%      6.49%      6.85%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $174,843   $190,968   $194,724   $198,861   $180,850
Portfolio turnover rate ..............................................      18.52%     29.30%     32.95%     34.60%     46.35%
Total debt outstanding at end of year (000's) ........................   $ 65,000   $ 55,000   $ 55,000   $ 55,000   $ 55,000
Asset coverage per $1,000 of debt ....................................   $  3,690   $  4,472   $  4,540   $  4,616   $  4,288
Average amount of senior fixed rate notes per share during the year ..   $   2.18   $   2.06   $   1.97   $   1.97   $   1.97

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Universal Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

                                                                                    COUNTRY       SHARES      VALUE
                                                                                 -------------   -------   ----------
       COMMON STOCKS 39.4%
       AUTOMOBILES & COMPONENTS 0.0%(a)
(b)    Harvard Industries Inc. ...............................................   United States   109,618   $    1,096
                                                                                                           ----------
       COMMERCIAL & PROFESSIONAL SERVICES 0.0%(a)
(b, c) VS Holdings Inc. ......................................................   United States   181,875           --
                                                                                                           ----------
       ENERGY 0.9%
       Spectra Energy Corp. ..................................................   United States    62,350    1,649,781
                                                                                                           ----------
       MATERIALS 1.2%
       AngloGold Ashanti Ltd., ADR ...........................................    South Africa    30,446      819,606
       Barrick Gold Corp. ....................................................       Canada       35,800    1,243,334
                                                                                                           ----------
                                                                                                            2,062,940
                                                                                                           ----------
       UTILITIES 37.3%
       Alliant Energy Corp. ..................................................   United States    55,000    1,922,250
       Ameren Corp. ..........................................................   United States    60,000    2,511,600
       American Electric Power Co. Inc. ......................................   United States    50,000    1,952,000
       Atmos Energy Corp. ....................................................   United States    85,000    2,340,900
       CenterPoint Energy Inc. ...............................................   United States   226,600    3,598,408
       Constellation Energy Group ............................................   United States    55,000    3,669,050
       Dominion Resources Inc. ...............................................   United States   100,000    4,353,000
       Duke Energy Corp. .....................................................   United States   124,700    2,174,768
       Edison International ..................................................   United States    63,000    2,892,960
       Entergy Corp. .........................................................   United States    50,000    5,169,500
       Exelon Corp. ..........................................................   United States   100,000    7,596,000
       FirstEnergy Corp. .....................................................   United States    70,000    5,084,800
       FPL Group Inc. ........................................................   United States    85,000    5,105,100
       Pinnacle West Capital Corp. ...........................................   United States    76,000    2,674,440
       Progress Energy Inc. ..................................................   United States    30,000    1,310,400
       Public Service Enterprise Group Inc. ..................................   United States    90,000    3,669,300
       Sempra Energy .........................................................   United States    48,500    2,809,120
       The Southern Co. ......................................................   United States   155,000    5,814,050
       Westar Energy Inc. ....................................................   United States    27,300      618,345
                                                                                                           ----------
                                                                                                           65,265,991
                                                                                                           ----------
       TOTAL COMMON STOCKS (COST $45,406,525) ................................                             68,979,808
                                                                                                           ----------

                                                                                                  PRINCIPAL AMOUNT(d)
                                                                                                  -------------------
       CORPORATE BONDS 88.3%
       AUTOMOBILES & COMPONENTS 2.8%
       Ford Motor Credit Co. LLC,
          7.80%, 6/01/12 .....................................................    United States        2,000,000           1,486,438
          senior note, 9.875%, 8/10/11 .......................................    United States        2,000,000           1,642,774
(e)    TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ................    United States        2,000,000           1,730,000
                                                                                                                        ------------
                                                                                                                           4,859,212
                                                                                                                        ------------
       CAPITAL GOODS 5.8%
(e)    Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 ........    United States        2,000,000           1,850,000
       DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ..............    United States        1,800,000           1,903,500
       L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15 ..........    United States        1,700,000           1,636,250
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ...............    United States        2,000,000           1,960,000


                               Annual Report | 15

Franklin Universal Trust

                                                                                     COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
                                                                                 --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       CAPITAL GOODS (CONTINUED)
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 ...............    United States        2,200,000        $  1,771,000
       TransDigm Inc., senior sub. note, 7.75%, 7/15/14 ......................    United States        1,100,000           1,075,250
                                                                                                                        ------------
                                                                                                                          10,196,000
                                                                                                                        ------------
       COMMERCIAL & PROFESSIONAL SERVICES 3.5%
       Allied Waste North America Inc., senior secured note, 6.875%, 6/01/17 .    United States        1,000,000             990,000
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ............................    United States        2,000,000           2,025,000
       Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ..................    United States        2,000,000           2,055,000
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ............    United States        1,000,000           1,022,500
                                                                                                                        ------------
                                                                                                                           6,092,500
                                                                                                                        ------------
       CONSUMER DURABLES & APPAREL 3.4%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ........................    United States        2,000,000           1,790,000
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..................    United States        1,400,000           1,375,500
       KB Home, senior note,
          6.25%, 6/15/15 .....................................................    United States        1,200,000           1,008,000
          7.25%, 6/15/18 .....................................................    United States          800,000             672,000
       Visant Holding Corp., senior note, 8.75%, 12/01/13 ....................    United States        1,100,000           1,053,250
                                                                                                                        ------------
                                                                                                                           5,898,750
                                                                                                                        ------------
       CONSUMER SERVICES 5.1%
(c, f) Atherton Franchise Capital, 13.073%, 12/01/08 .........................    United States          721,603               7,216
(e)    Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ........................    United States        1,600,000             764,000
       Host Hotels & Resorts LP, senior note, M, 7.00%, 8/15/12 ..............    United States        1,500,000           1,410,000
       MGM MIRAGE, senior note,
          6.875%, 4/01/16 ....................................................    United States        2,000,000           1,595,000
          7.50%, 6/01/16 .....................................................    United States          500,000             410,000
       OSI Restaurant Partners Inc., senior note, 10.00%, 6/15/15 ............    United States        1,300,000             721,500
       Pinnacle Entertainment Inc., senior sub. note, 8.25%, 3/15/12 .........    United States        1,000,000             980,000
       Royal Caribbean Cruises Ltd., senior note,
          8.00%, 5/15/10 .....................................................    United States        1,200,000           1,213,500
          6.875%, 12/01/13 ...................................................    United States          800,000             709,000
       Station Casinos Inc., senior sub. note,
          6.50%, 2/01/14 .....................................................    United States          300,000             136,500
          6.875%, 3/01/16 ....................................................    United States        2,200,000             968,000
                                                                                                                        ------------
                                                                                                                           8,914,716
                                                                                                                        ------------
       DIVERSIFIED FINANCIALS 1.5%
       GMAC LLC, 6.875%, 8/28/12 .............................................    United States        4,500,000           2,641,910
                                                                                                                        ------------
       ENERGY 11.1%
       Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ..................    United States        2,500,000           2,300,000
       Compagnie Generale de Geophysique-Veritas, senior note,
          7.50%, 5/15/15 .....................................................       France              400,000             400,000
          7.75%, 5/15/17 .....................................................       France              600,000             600,000
       Copano Energy LLC, senior note,
          8.125%, 3/01/16 ....................................................    United States        1,500,000           1,462,500
(e)       144A, 7.75%, 6/01/18 ...............................................    United States          500,000             467,500


                               16 | Annual Report

Franklin Universal Trust

                                                                                     COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
                                                                                 --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       ENERGY (CONTINUED)
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ......................    United States        2,500,000        $  2,350,000
       MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14 ............    United States        2,000,000           1,890,000
(e)    Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .............     Switzerland         2,000,000           1,820,000
       Plains Exploration & Production Co., senior note, 7.625%, 6/01/18 .....    United States        1,900,000           1,800,250
       Quicksilver Resources Inc., senior note, 8.25%, 8/01/15 ...............    United States        2,000,000           1,945,000
(e)    SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ..............    United States          900,000             848,250
       Tesoro Corp., senior note, 6.50%, 6/01/17 .............................    United States        1,500,000           1,263,750
       The Williams Cos. Inc., senior note,
          7.625%, 7/15/19 ....................................................    United States          600,000             628,162
          7.875%, 9/01/21 ....................................................    United States          700,000             736,508
          8.75%, 3/15/32 .....................................................    United States          800,000             902,394
                                                                                                                        ------------
                                                                                                                          19,414,314
                                                                                                                        ------------
       FOOD, BEVERAGE & TOBACCO 1.7%
       Dean Foods Inc., senior note, 7.00%, 6/01/16 ..........................    United States        1,400,000           1,302,000
       Dole Food Co. Inc., senior note, 7.25%, 6/15/10 .......................    United States          100,000              93,000
       Smithfield Foods Inc., senior note, 7.75%,
          5/15/13 ............................................................    United States          700,000             654,500
          7/01/17 ............................................................    United States        1,000,000             900,000
                                                                                                                        ------------
                                                                                                                           2,949,500
                                                                                                                        ------------
       HEALTH CARE EQUIPMENT & SERVICES 7.3%
       FMC Finance III SA, senior note, 6.875%, 7/15/17 ......................       Germany           2,500,000           2,412,500
       HCA Inc., senior note, 6.50%, 2/15/16 .................................    United States        2,500,000           2,093,750
       Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ..................    United States        2,500,000           2,359,375
(g, h) U.S. Oncology Holdings Inc., senior note, FRN, PIK, 7.949%, 3/15/12 ...    United States        2,107,000           1,696,135
(h)    United Surgical Partners International Inc., senior sub. note, PIK,
          9.25%, 5/01/17 .....................................................    United States        2,000,000           1,740,000
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 .    United States        2,500,000           2,468,750
                                                                                                                        ------------
                                                                                                                          12,770,510
                                                                                                                        ------------
       MATERIALS 9.7%
       Crown Americas Inc., senior note, 7.75%, 11/15/15 .....................    United States        2,500,000           2,575,000
       Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17 .....    United States        1,700,000           1,804,769
       Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ........    United States        2,000,000           1,870,000
(e)    Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 ...   United Kingdom        2,500,000           1,612,500
(e)    MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ................    United States        1,300,000           1,196,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .........................    United States        2,000,000           2,090,000
       NewPage Corp., senior secured note, 10.00%, 5/01/12 ...................    United States        2,000,000           1,950,000
       Novelis Inc., senior note, 7.25%, 2/15/15 .............................        Canada           1,700,000           1,585,250
       Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 .....    United States        1,500,000           1,496,250
       Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15 ...........       Ireland             800,000             708,000
                                                                                                                        ------------
                                                                                                                          16,887,769
                                                                                                                        ------------
       MEDIA 12.5%
       CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ..................       Canada            2,000,000           1,727,500
       CCH I LLC, senior secured note, 11.00%, 10/01/15 ......................    United States          800,000             618,000
       CCH II LLC, senior note, 10.25%, 9/15/10 ..............................    United States        2,500,000           2,412,500
       CSC Holdings Inc., senior note, 6.75%, 4/15/12 ........................    United States          800,000             784,000


                               Annual Report | 17

Franklin Universal Trust

                                                                                     COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
                                                                                 --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       MEDIA (CONTINUED)

       Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 .............    United States        2,342,000        $  1,809,195
(e)    DIRECTV Holdings LLC, senior note, 144A, 7.625%, 5/15/16 ..............    United States        2,500,000           2,506,250
       EchoStar DBS Corp., senior note, 7.125%, 2/01/16 ......................    United States        2,000,000           1,850,000
       Idearc Inc., senior note, 8.00%, 11/15/16 .............................    United States        2,500,000           1,143,750
       Lamar Media Corp., senior sub. note, B, 6.625%, 8/15/15 ...............    United States        2,500,000           2,228,125
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ................    United States        1,500,000           1,237,500
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 ......................       Canada            2,200,000           2,079,000
       R.H. Donnelley Corp., senior note, A-3, 8.875%, 1/15/16 ...............    United States          700,000             371,000
       Radio One Inc., senior sub. note, 6.375%, 2/15/13 .....................    United States        1,700,000           1,219,750
(e, h) Univision Communications Inc., senior note, 144A, PIK, 9.75%,
          3/15/15 ............................................................    United States        2,500,000           1,800,000
                                                                                                                        ------------
                                                                                                                          21,786,570
                                                                                                                        ------------
       RETAILING 2.2%
       Dollar General Corp., senior note, 10.625%, 7/15/15 ...................    United States        2,000,000           2,015,000
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ...................    United States        2,500,000           1,887,500
                                                                                                                        ------------
                                                                                                                           3,902,500
                                                                                                                        ------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.4%
       Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ...........    United States          800,000             652,000
                                                                                                                        ------------
       SOFTWARE & SERVICES 2.3%
(e)    First Data Corp., senior note, 144A, 9.875%, 9/24/15 ..................    United States        1,300,000           1,122,875
(f, i) PSINet Inc.,
          10.50%, 12/01/06 ...................................................    United States          700,000                  70
          senior note, 11.00%, 8/01/09 .......................................    United States        3,250,000                 325
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 .......................................    United States          900,000             918,000
          senior sub. note, 10.25%, 8/15/15 ..................................    United States        1,900,000           1,923,750
                                                                                                                        ------------
                                                                                                                           3,965,020
                                                                                                                        ------------
       TECHNOLOGY HARDWARE & EQUIPMENT 2.6%
       Celestica Inc., senior sub. note,
          7.875%, 7/01/11 ....................................................       Canada            1,000,000           1,007,500
          7.625%, 7/01/13 ....................................................       Canada              400,000             386,000
(e)    Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 ..............       Canada            1,300,000           1,209,000
       Sanmina-SCI Corp.,
(e, g)    senior note, 144A, FRN, 5.526%, 6/15/14 ............................    United States          700,000             651,000
          senior sub. note, 6.75%, 3/01/13 ...................................    United States        1,100,000             998,250
          senior sub. note, 8.125%, 3/01/16 ..................................    United States          400,000             363,000
                                                                                                                        ------------
                                                                                                                           4,614,750
                                                                                                                        ------------


                               18 | Annual Report

Franklin Universal Trust

                                                                                     COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
                                                                                 --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES 7.9%
(e)    Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ................      Jamaica            2,000,000        $  1,882,600
       Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
          10.375% thereafter, 11/15/12 .......................................   United Kingdom        1,500,000           1,535,625
       Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 ...................      Bermuda              500,000             526,875
(e)    Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%,
          1/15/13 ............................................................       Bermuda           2,000,000           1,990,000
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ..................    United States        2,000,000           1,992,500
       Qwest Communications International Inc., senior note, 7.50%, 2/15/14 ..    United States        2,000,000           1,830,000
(e)    Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 ......        Italy            2,500,000           2,575,000
       Windstream Corp., senior note, 8.625%, 8/01/16 ........................    United States        1,500,000           1,492,500
                                                                                                                        ------------
                                                                                                                          13,825,100
                                                                                                                        ------------
       TRANSPORTATION 0.8%
(e)    Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ....................   United Kingdom        1,500,000           1,470,000
                                                                                                                        ------------
       UTILITIES 7.7%
(e)    The AES Corp., senior note, 144A, 8.00%, 6/01/20 ......................    United States        2,000,000           1,925,000
       Aquila Inc., senior note, 11.875%, 7/01/12 ............................    United States        1,500,000           1,741,365
       Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 .....................    United States        2,000,000           2,030,000
       Edison Mission Energy, senior note, 7.00%, 5/15/17 ....................    United States        2,300,000           2,213,750
       NRG Energy Inc., senior note, 7.375%,
          2/01/16 ............................................................    United States        1,800,000           1,782,000
          1/15/17 ............................................................    United States          700,000             686,000
       PNM Resources Inc., senior note, 9.25%, 5/15/15 .......................    United States          600,000             612,000
(e)    Texas Competitive Electric Holdings Co. LLC, senior note, 144A, 10.25%,
          11/01/15 ...........................................................    United States        2,500,000           2,506,250
                                                                                                                        ------------
                                                                                                                          13,496,365
                                                                                                                        ------------
       TOTAL CORPORATE BONDS (COST $173,813,180) .............................                                           154,337,486
       FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $213,727)0.1%
                                                                                                                        ------------
       Eskom Holdings Ltd., 11.00%, 6/01/09 ..................................    South Africa           783,333 ZAR         100,842
                                                                                                                        ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $219,433,432) ................................................                                           223,418,136
                                                                                                                        ------------

                                                                                                         SHARES
                                                                                                  -------------------
       SHORT TERM INVESTMENTS 7.6%
       MONEY MARKET FUND (COST $8,814,527) 5.0%
(j)    Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.15% ..    United States        8,814,527           8,814,527


                               Annual Report | 19

Franklin Universal Trust

                                                                                     COUNTRY      PRINCIPAL AMOUNT(d)      VALUE
                                                                                 --------------   -------------------  ------------
       SHORT TERM INVESTMENTS (CONTINUED)
       REPURCHASE AGREEMENTS (COST $4,499,078) 2.6%
(k)    Joint Repurchase Agreement, 2.043%, 9/02/08
          (Maturity Value $4,500,100) ........................................    United States        4,499,078       $  4,499,078
             ABN AMRO Bank NV, New York Branch (Maturity Value $450,010)
             Banc of America Securities LLC (Maturity Value $450,010)
             Barclays Capital Inc. (Maturity Value $450,010)
             BNP Paribas Securities Corp. (Maturity Value $450,010)
             Credit Suisse Securities (USA) LLC (Maturity Value $450,010)
             Deutsche Bank Securities Inc. (Maturity Value $450,010)
             Dresdner Kleinwort Securities LLC (Maturity Value $450,010)
             Lehman Brothers Inc. (Maturity Value $450,010)
             Merrill Lynch Government Securities Inc. (Maturity Value
             $450,010)
             UBS Securities LLC (Maturity Value $450,010)
                Collateralized by U.S. Government Agency Securities,
                2.07%-6.25%, 9/02/08-6/03/13; (l)U.S. Government Agency
                Discount Notes, 12/08/08-8/01/12; (l)U.S. Treasury Bill,
                12/04/08; and U.S. Treasury Notes, 4.75%-4.875%,
                11/15/08-5/15/09
                                                                                                                       ------------
       TOTAL INVESTMENTS (COST $232,747,037) 135.4% ..........................                                         $236,731,741
       NOTES PAYABLE (37.2)% .................................................                                          (65,000,000)
       OTHER ASSETS, LESS LIABILITIES 1.8% ...................................                                            3,111,266
                                                                                                                       ------------
       NET ASSETS 100.0% .....................................................                                         $174,843,007
                                                                                                                       ============

CURRENCY ABBREVIATIONS

ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

FRN - Floating Rate Note

PIK - Payment-In-Kind

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing for the twelve months ended August 31, 2008.

(c)  See Note 10 regarding restricted and illiquid securities.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the aggregate value of these securities was $29,926,225, representing 17.12% of net assets.

(f)  See Note 9 regarding defaulted securities.

(g)  The coupon rate shown represents the rate at period end.

(h)  Income may be received in additional securities and/or cash.

(i) Security has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2008, the aggregate value of these securities was $395, representing less than 0.01% of net assets.

(j) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(k)  See Note 1(c) regarding repurchase agreement.

(l) A portion of the security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................   $219,433,432
      Cost - Sweep Money Fund (Note 8) ..........................      8,814,527
      Cost - Repurchase agreements ..............................      4,499,078
                                                                    ------------
      Total cost of investments .................................   $232,747,037
                                                                    ============
      Value - Unaffiliated issuers ..............................   $223,418,136
      Value - Sweep Money Fund (Note 8) .........................      8,814,527
      Value - Repurchase agreements .............................      4,499,078
                                                                    ------------
      Total value of investments ................................    236,731,741
   Cash .........................................................         20,000
   Receivables:
      Investment securities sold ................................        235,999
      Dividends and interest ....................................      3,758,935
   Note issuance costs (Note 3) .................................        409,762
                                                                    ------------
         Total assets ...........................................    241,156,437
                                                                    ------------
Liabilities:
   Payables:
      Affiliates ................................................        143,784
      Distributions to shareholders .............................        955,012
   Senior fixed rate notes (Note 3) .............................     65,000,000
   Accrued expenses and other liabilities .......................        214,634
                                                                    ------------
         Total liabilities ......................................     66,313,430
                                                                    ------------
            Net assets, at value ................................   $174,843,007
                                                                    ============
Net assets consist of:
   Paid-in capital ..............................................   $235,784,083
   Undistributed net investment income ..........................      3,313,195
   Net unrealized appreciation (depreciation) ...................      3,984,706
   Accumulated net realized gain (loss) .........................    (68,238,977)
                                                                    ------------
            Net assets, at value ................................   $174,843,007
                                                                    ============
   Shares outstanding ...........................................     25,131,894
                                                                    ============
   Net asset value per share ....................................   $       6.96
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Universal Trust

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

Investment income:
   Dividends:
      Unaffiliated issuers ......................................   $  2,427,229
      Sweep Money Fund (Note 8) .................................        121,300
   Interest .....................................................     14,398,372
                                                                    ------------
         Total investment income ................................     16,946,901
                                                                    ------------
Expenses:
   Management fees (Note 4a) ....................................      1,811,569
   Interest expense (Note 3) ....................................      2,277,000
   Transfer agent fees ..........................................        222,574
   Custodian fees (Note 5) ......................................          4,089
   Reports to shareholders ......................................         51,552
   Professional fees ............................................        182,857
   Trustees' fees and expenses ..................................         32,921
   Amortization of note issuance costs (Note 3) .................         43,409
   Other ........................................................         77,985
                                                                    ------------
         Total expenses .........................................      4,703,956
         Expense reductions (Note 5) ............................         (2,856)
                                                                    ------------
            Net expenses ........................................      4,701,100
                                                                    ------------
               Net investment income ............................     12,245,801
                                                                    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................      3,157,055
      Foreign currency transactions .............................        (11,229)
                                                                    ------------
               Net realized gain (loss) .........................      3,145,826
                                                                    ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................    (15,591,798)
      Translation of other assets and liabilities denominated in
         foreign currencies .....................................            656
                                                                    ------------
               Net change in unrealized appreciation
                  (depreciation) ................................    (15,591,142)
                                                                    ------------
Net realized and unrealized gain (loss) .........................    (12,445,316)
                                                                    ------------
Net increase (decrease) in net assets resulting from operations .   $   (199,515)
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED AUGUST 31,
                                                                    ---------------------------
                                                                        2008           2007
                                                                    ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................   $ 12,245,801   $ 12,445,928
      Net realized gain (loss) from investments and foreign
         currency transactions ..................................      3,145,826      2,829,968
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies ..........    (15,591,142)     4,787,313
                                                                    ------------   ------------
         Net increase (decrease) in net assets resulting from
            operations ..........................................       (199,515)    20,063,209
                                                                    ------------   ------------
   Distributions to shareholders from net investment income .....    (11,502,730)   (12,153,252)
   Capital share transactions from repurchase of shares
      (Note 2) ..................................................     (4,422,626)   (11,666,494)
                                                                    ------------   ------------
         Net increase (decrease) in net assets ..................    (16,124,871)    (3,756,537)
Net assets:
   Beginning of year ............................................    190,967,878    194,724,415
                                                                    ------------   ------------
   End of year ..................................................   $174,843,007   $190,967,878
                                                                    ============   ============
Undistributed net investment income included in net assets:
   End of year ..................................................   $  3,313,195   $  2,621,423
                                                                    ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the year ended August 31, 2008

Cash flow from operating activities:
   Dividends and interest received ..............................   $ 16,651,821
   Operating expenses paid ......................................     (2,262,148)
   Interest expense paid ........................................     (2,277,000)
   Purchases of long-term investments ...........................    (43,901,404)
   Sales and maturities of long-term investments ................     48,617,553
   Net purchases of short-term investments ......................    (11,632,438)
                                                                    ------------
      Cash provided - operating activities ......................      5,196,384
                                                                    ------------
Cash flow from financing activities:
   Repayment of notes ...........................................    (55,000,000)
   Note issuance ................................................     65,000,000
   Payment of note issuance costs ...............................       (312,098)
   Open-market shares repurchased ...............................     (4,584,903)
   Distributions to shareholders ................................    (11,528,277)
                                                                    ------------
      Cash used - financing activities ..........................     (6,425,278)
                                                                    ------------
Net increase (decrease) in cash .................................     (1,228,894)
Cash at beginning of year .......................................      1,248,894
                                                                    ------------
Cash at end of year .............................................   $     20,000
                                                                    ============

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATING ACTIVITIES TO NET CASH PROVIDED BY OPERATING ACTIVITIES

For the year ended August 31, 2008

Net increase (decrease) in net assets resulting from
   operating activities .........................................   $   (199,515)
   Adjustments to reconcile net increase (decrease) in net
      assets resulting from operating activities to net cash
      provided by operating activities:
      Amortization of note issuance costs .......................         43,409
      Net amortization income ...................................       (302,977)
      Reinvested dividends from Sweep Money Fund ................       (121,300)
      Other investment transactions .............................        147,189
      Increase in dividends and interest receivable .............        (17,992)
      Note issuance cost liability ..............................         97,664
      Increase in other liabilities .............................         20,879
      Increase in cost of investments ...........................    (10,062,115)
      Decrease in unrealized appreciation on investments ........     15,591,142
                                                                    ------------
Net cash provided by operating activities .......................   $  5,196,384
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 25

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on August 29, 2008. The joint repurchase agreement is valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                               26 | Annual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain


                               Annual Report | 27

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2008 and 2007 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

In January 2006, the Fund's Board of Trustees authorized an initial open-market share repurchase program that resulted in the Fund repurchasing 10% of the Fund's outstanding shares in open-market transactions through February 1, 2008. In December 2007, the Fund's Board of Trustees authorized, at the investment manager's discretion, the repurchase of an additional 10% of the Fund's outstanding shares in open market transactions. This authorization remains in effect.

                                                           YEAR ENDED AUGUST 31,
                                               ----------------------------------------------
                                                       2008                   2007
                                               --------------------   -----------------------
                                                SHARES     AMOUNT       SHARES       AMOUNT
                                               -------   ----------   ---------   -----------
Shares repurchased .........................   648,100   $4,422,626   1,681,800   $11,666,494
Weighted average discount of market price to
   net asset value of shares repurchased ...                  11.34%                     8.78%

3. SENIOR FIXED RATE NOTES

During the year ended August 31, 2008, the Fund had a $55,000,000 senior note outstanding, bearing interest at 4.14% per year. The issuance cost of $200,000 incurred by the Fund was deferred and amortized on an interest method basis over the term of the note. On August 29, 2008, the note matured and was paid in full.

On August 29, 2008, the Fund issued $65,000,000 principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to Fund shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.87% per year, to maturity on August 28, 2013. Subject to certain restrictions and premiums, the Fund may prepay the Notes at any time. Based on the Notes current credit rating, remaining time to maturity, stated coupon rates, and other covenants, as of August 31, 2008, the estimated fair value of the Notes is $65,000,000.


                               28 | Annual Report

Franklin Universal Trust

3. SENIOR FIXED RATE NOTES (CONTINUED)

The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2008.

The issuance costs of $409,762 incurred by the Fund on the Notes are deferred and amortized on an interest method basis over their term.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------------------------------------------   -------------------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 29

Franklin Universal Trust

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2009 .....   $   328,908
2010 .....     6,827,086
2011 .....    34,372,527
2012 .....    18,676,213
2013 .....     3,246,257
2014 .....     4,662,560
             -----------
             $68,113,551
             ===========

During the year ended August 31, 2008, the Fund utilized $3,275,581 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2008, the Fund deferred realized currency losses of $125,426.

The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

                                                   2008          2007
                                                -----------   -----------
Distributions paid from ordinary income .....   $11,502,730   $12,153,252

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $ 233,190,970
                                                            -------------
Unrealized appreciation .................................   $  29,424,700
Unrealized depreciation .................................    (25,883,929)
                                                            -------------
Net unrealized appreciation (depreciation) ..............   $   3,540,771
                                                            =============
Distributable earnings - undistributed ordinary income ..   $   4,712,137
                                                            =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of pass-through entity income, payments-in-kind, foreign currency transactions, bond discounts and premiums and Note offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.


                               30 | Annual Report

Franklin Universal Trust

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $43,901,404 and $48,853,552, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 64.46% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2008, the aggregate value of these securities was $7,611, representing less than 0.01% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               Annual Report | 31

Franklin Universal Trust

10. RESTRICTED SECURITIES (CONTINUED)

At August 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/                                                          ACQUISITION
    SHARES                                 ISSUER                             DATE         COST     VALUE
-----------------   ----------------------------------------------------   -----------   --------   ------
   721,603          Atherton Franchise Capital, 13.073%, 12/01/08 ......     4/28/94     $721,603   $7,216
   181,875          VS Holdings Inc. ...................................    12/06/01      181,875       --
                                                                                                    ------
                    TOTAL RESTRICTED SECURITIES (0.00% of Net Assets)(a)                            $7,216
                                                                                                    ======

(a)  Rounds to less than 0.01% of net assets.

11. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

12. SUBSEQUENT EVENT

Subsequent to August 31, 2008, the Fund incurred realized and unrealized losses related to the broader market downturn. As a result of these losses, the Fund no longer met certain asset coverage requirements contained in the Notes agreement, which are consistent with the 300% asset coverage requirements under the 1940 Act. On October 14, 2008, the Fund made an early partial repayment of $8,000,000 of the Notes, together with a make whole premium of $951,222. Upon this early repayment, the asset coverage requirement under the Notes was met. On October 27, 2008, the Fund made another partial repayment of $10,000,000 of the Notes, together with an additional make whole premium of $500,000. An additional repayment of $5,000,000 of the Notes, together with an estimated make whole premium of $250,000, is anticipated to take place on or before October 31, 2008. Upon completion of these early repayments, the balance of the Notes will be reduced to $42,000,000. In connection with the early Notes repayments, the Fund expensed $143,442 of previously incurred note issuance costs.


                               32 | Annual Report

Franklin Universal Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 27, 2008


                               Annual Report | 33

Franklin Universal Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 15.88% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,429,106 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $8,932,361 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.


                               34 | Annual Report

Franklin Universal Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------   ---------------   ------------------   -----------------------   --------------------------------
HARRIS J. ASHTON (1932)            Trustee           Since 1988                     143             Bar-S Foods (meat packing
One Franklin Parkway                                                                                company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)           Trustee           Since 2000                     122             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971 - January 2008); member and Chairman of the Board, Sutter Community Hospitals; member,
Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                    Trustee           Since 2007                     122             Chevron Corporation (global
One Franklin Parkway                                                                                energy company) and ICO Global
San Mateo, CA 94403-1906                                                                            Communications (Holdings)
                                                                                                    Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and
Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)            Trustee           Since 2004                     143             Hess Corporation (exploration
One Franklin Parkway                                                                                and refining of oil and gas),
San Mateo, CA 94403-1906                                                                            H.J. Heinz Company (processed
                                                                                                    foods and allied products), RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufacture and distribution of
                                                                                                    titanium), Canadian National
                                                                                                    Railway (railroad) and White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 35

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------   ---------------   ------------------   -----------------------   --------------------------------
FRANK W.T. LAHAYE (1929)           Trustee           Since 1988                     122             Center for Creative Land
One Franklin Parkway                                                                                Recycling (brownfield
San Mateo, CA 94403-1906                                                                            redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)              Trustee           Since 2005                     143             Hess Corporation (exploration
One Franklin Parkway                                                                                and refining of oil and gas) and
San Mateo, CA 94403-1906                                                                            Sentient Jet (private jet
                                                                                                    service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)           Trustee           Since 2007                     143             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)              Lead              Trustee since                  122             None
One Franklin Parkway               Independent       2006 and Lead
San Mateo, CA 94403-1906           Trustee           Independent
                                                     Trustee since
                                                     January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------   ---------------   ------------------   -----------------------   --------------------------------
**EDWARD B. JAMIESON (1948)        Trustee,          Trustee, President               1             None
One Franklin Parkway               President and     since 1993 and
San Mateo, CA 94403-1906           Chief             Chief Executive
                                   Executive         Officer -
                                   Officer -         Investment
                                   Investment        Management
                                   Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.


                               36 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------   ---------------   ------------------   -----------------------   --------------------------------
**CHARLES B. JOHNSON (1933)        Trustee and       Trustee since                  143             None
One Franklin Parkway               Chairman of       1988 and
San Mateo, CA 94403-1906           the Board         Chairman of the
                                                     Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director; Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940)    Trustee and       Since 1988                      56             None
One Franklin Parkway               Senior Vice
San Mateo, CA 94403-1906           President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)              Chief             Since 2004           Not Applicable            Not Applicable
One Franklin Parkway               Compliance
San Mateo, CA 94403-1906           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)          Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway               Chief Financial   2004, Chief
San Mateo, CA 94403-1906           Officer and       Financial Officer
                                   Chief             and Chief
                                   Accounting        Accounting Officer
                                   Officer           since February
                                                     2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)            Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                               2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)               Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 37

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------   ---------------   ------------------   -----------------------   --------------------------------
KAREN L. SKIDMORE (1952)           Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway               and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)               Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)             Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.             President and     2008
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Edward B. Jamieson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of the Fund's investment manager.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               38 | Annual Report

Franklin Universal Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2008. Additionally, the Fund expects to file, on or about October 30, 2008, such certifications with its Form N-CSR for the year ended August 31, 2008.

                               Annual Report | 39

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)        One Franklin Parkway
                                                San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
(800) DIAL BEN(R)

TRANSFER AGENT

PNC Global Investment Services
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT A2008 10/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,362 for the fiscal year ended August 31, 2008 and $28,565 for the fiscal year ended August 31, 2007.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $10,100 for the fiscal year ended August 31, 2008 and $9,522 for the fiscal year ended August 31, 2007. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $141 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,936 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $294,177 for the fiscal year ended August 31, 2008 and $55,522 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Members of the Audit Committee are: Robert F. Carlson, Frank W. T. LaHaye and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of October 31, 2008, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA, DIRECTOR AND Executive Vice President OF ADVISERS Mr. Molumphy has been a portfolio manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President OF ADVISERS
Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-------------------------------------------------------------------------------
NAME         NUMBER     ASSETS     NUMBER     ASSETS       NUMBER       ASSETS
             OF OTHER   OF OTHER   OF OTHER   OF OTHER     OF           OF
             REGISTERED REGISTERED POOLED     POOLED       OTHER        OTHER
             INVESTMENT INVESTMENT INVESTMENT INVESTMENT   ACCOUNTS     ACCOUNTS
             COMPANIES  COMPANIES  VEHICLES   VEHICLES     MANAGED/1    MANAGED
             MANAGED    MANAGED    MANAGED/1  MANAGED                  (X $1
                        (X $1                 (X $1                   MILLION)/1
                        MILLION)              MILLION)/1
-------------------------------------------------------------------------------
Christopher J.
Molumphy         9      10,141.9        5      1,333.9         2          363.6
-------------------------------------------------------------------------------
Glenn I. Voyles  0         N/A          0         N/A          0           N/A
-------------------------------------------------------------------------------
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):


                                        Dollar Range of Fund
                                         Shares Beneficially
          Portfolio Manager                     Owned
         ----------------------------------------------------------------------
         Christopher J. Molumphy                None
         ----------------------------------------------------------------------
         Glenn I. Voyles                        None
         ----------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST



By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008

By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
    Chief Accounting Officer
Date:  October 28, 2008